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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2003
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                         1-8769                        31-4362899
---------------               ---------------              ------------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)















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Item 7.  Financial Statements and Exhibits.

         (a) and (b) Not applicable.

         (c) Exhibits:


Exhibit No.       Description
-----------       -----------
    99            News Release issued by R. G. Barry Corporation on May 8, 2003


Item 9.  Regulation FD Disclosure.

         On May 8, 2003, R. G. Barry Corporation (the "Company") issued a news release reporting that the Company had unveiled a line of NASCAR(R) leisure footwear, robes and towel wraps at the Company's Annual Meeting of Shareholders on May 8, 2003. The news release also reported the re-election of Janice Page and Harvey A. Weinberg to 3-year terms on the Company's Board of Directors and the retirement of Harvey M. Krueger from the Board, as well as the approval by the shareholders of amendments to the Company's Employee Stock Purchase Plan. A copy of the May 8, 2003 news release is furnished as Exhibit 99 and is incorporated herein by reference.



                      [Remainder of page intentionally left
                      blank; signature on following page.]


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          R. G. BARRY CORPORATION


Dated:  May 8, 2003                       By: /s/ Daniel D. Viren
                                             ---------------------------------
                                             Daniel D. Viren
                                             Senior Vice President - Finance,
                                               Secretary and Treasurer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 8, 2003


                             R. G. Barry Corporation



Exhibit No.       Description
-----------       -----------
   99             News Release issued by R. G. Barry Corporation on May 8, 2003




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